                                 Exhibit 10.45

List of Vice Presidents who have executed an Officer Severance Agreement:

Kevin G. Aandahl                         VP, Corporate and Public Affairs
Morris L. Berger                         VP, Human Resources
Julia Bietsch                            VP, Provider Affairs
Karen Brobeck                            VP, Client Services
Mary Cronin Doyle                        VP, Commercial Product Management and
                                                Policy Administration
Roger R. Fischer                         VP, Information Services
Larry Glascott                           VP, Controller
Thomas P. Ogden                          VP, Information Services
Michael F. Patton                        VP, Marketing
Jane I. Potter                           VP, Medical Delivery Systems
Randy D. Ressel                          VP, Outstate Sales
Dennis J. Sullivan                       VP, Operations/Services